                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                       /s/ Dale A. Thatcher
                                   --------------------------------------------
                                   Name:   Dale A. Thatcher
                                   Title:  Senior Vice President of Finance and
                                             Chief Financial Officer

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                             /s/ Paul D. Bauer
                                         -------------------------------
                                         Name:   Paul D. Bauer
                                         Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ A. David Brown
                                             -------------------------------
                                             Name:   A. David Brown
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ William A. Dolan, II
                                             -------------------------------
                                             Name:   William A. Dolan, II
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ William C. Gray, D.V.M.
                                             ---------------------------------
                                             Name:   William C. Gray, D.V.M.
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ C. Edward Herder
                                             ----------------------------
                                             Name:   C. Edward Herder
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ William M. Kearns, Jr.
                                             ---------------------------------
                                             Name:   William M. Kearns, Jr.
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ S. Griffin McClellan III
                                             ----------------------------------
                                             Name:   S. Griffin McClellan III
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ William M. Rue
                                             ----------------------------------
                                             Name:   William M. Rue
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ Thomas D. Sayles, Jr.
                                             ----------------------------------
                                             Name:   Thomas D. Sayles, Jr.
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ Joan Lamm-Tennant, Ph.D.
                                             ----------------------------------
                                             Name:   Joan Lamm-Tennant, Ph.D.
                                             Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Selective Insurance Group, Inc. Stock Option Plan for Directors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of July, 2000.



                                                 /s/ J. Brian Thebault
                                             ----------------------------------
                                             Name:   J. Brian Thebault
                                             Title: Director